UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 6, 2012

_________________________

AMERICAN REALTY CAPITAL TRUST, INC.

(Exact name of Registrant as specified in its charter)

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Maryland	001-35439	71-1036989
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

405 Park Avenue, 14th Floor
New York, New York 10022
(Address of principal executive offices, including zip code)

(646) 937-6900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Merger Agreement

On September 6, 2012, American Realty Capital Trust, Inc., a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Realty Income Corporation, a Maryland corporation (“Realty”), and Tau Acquisition LLC, a Delaware limited liability company and wholly owned subsidiary of Realty (“Merger Sub”). The Merger Agreement provides for the merger of the Company with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly owned subsidiary of Realty. The board of directors of the Company (the “Board”) has unanimously approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”), will be converted into the right to receive 0.2874 shares of common stock, par value $0.01 per share, of Realty (“Realty Common Stock”).

The Merger Agreement provides that any options to purchase shares of Company Common Stock that are outstanding and unexercised at the Effective Time will be deemed subject to a cashless exercise and the holder thereof will be deemed to receive a number of shares of Company Common Stock equal to (a) the number of shares of Company Common Stock subject to each such option, less (b) the number of shares of Company Common Stock equal in value to the aggregate exercise price of each option, assuming a fair market value of a share of Company Common Stock equal to the closing price of the Company Common Stock on the last completed trading day immediately prior to the consummation of the Merger, which shares of Company Common Stock will be converted into the right to receive 0.2874 shares of Parent Common Stock. In addition, immediately prior to the Effective Time, the vesting of each share of Company restricted stock will be accelerated, and each such share will be converted into the right to receive 0.2874 shares of Realty Common Stock.

The Company and Realty have made certain customary representations and warranties to each other in the Merger Agreement. The Company has agreed, among other things, not to solicit, initiate, knowingly encourage or facilitate any inquiry, discussion, offer or request from third parties regarding other proposals to acquire the Company and not to engage in any discussions or negotiations regarding any such proposal, or furnish to any third party non-public information regarding the Company. The Company has also agreed to certain other restrictions on its ability to respond to any such proposals. The Merger Agreement also includes certain termination rights for both the Company and Realty and provides that, in connection with the termination of the Merger Agreement, under specified circumstances, (i) the Company may be required to pay to Realty a termination fee of $51,000,000 and/or reimburse Realty’s transaction expenses in an amount equal to $4,000,000 and (ii) Realty may be required to reimburse the Company’s transaction expenses in an amount equal to $4,000,000.

The completion of the Merger is subject to various conditions, including, among other things, the approval by the Company’s stockholders of the Merger and the other transactions contemplated by the Merger Agreement, the approval by Realty’s stockholders of the issuance of Realty Common Stock in connection with the Merger and certain consents having been obtained.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company or Realty at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (the “SEC”).

Voting Agreement

Concurrently with the execution of the Merger Agreement, Nicholas S. Schorsch, the Chairman of the Board, and William M. Kahane, the Chief Executive Officer and President of the Company, entered into a voting agreement with Realty and the Company (the “Voting Agreement”) pursuant to which each of them has agreed to vote in favor of the Merger and the other transactions contemplated by the Merger Agreement, upon the terms and subject to the conditions set forth in such agreements. The Voting Agreement will terminate upon certain circumstances, including upon termination of the Merger Agreement.

A copy of the Voting Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement.

Additional Information about the Proposed Transaction and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, the Company and Realty expect to prepare and file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to Realty’s proposed acquisition of the Company. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by the Company and Realty with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at http://ir.arctreit.com, and copies of the documents filed by Realty with the SEC are available free of charge on Realty’s website at http://www.realtyincome.com.

The Company, Realty and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and Realty’s stockholders in respect of the proposed transaction. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on May 21, 2012. Information regarding Realty’s directors and executive officers can be found in Realty’s definitive proxy statement filed with the SEC on March 30, 2012. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available. These documents are available free of charge on the SEC’s website and from the Company or Realty, as applicable, using the sources indicated above.

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the Company’s and Realty’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to whether and when the transactions contemplated by the Merger Agreement will be consummated, the new combined company’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals for the transaction and the approval of the Merger Agreement by the stockholders of both parties; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; continuation or deterioration of current market conditions; future regulatory or legislative actions that could adversely affect the companies; and the business plans of the customers of the respective parties. Additional factors that may affect future results are contained in the Company’s and Realty’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company and Realty disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 8.01 Other Events.

On September 6, 2012, the Company and Realty issued a joint press release announcing the execution of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description
2.1	Agreement and Plan of Merger, dated as of September 6, 2012, among American Realty Capital Trust, Inc., Realty Income Corporation and Tau Acquisition LLC
99.1	Voting Agreement, dated as of September 6, 2012, among American Realty Capital Trust, Inc., Realty Income Corporation, Nicholas S. Schorsch and William M. Kahane
99.2	Joint Press Release issued by American Realty Capital Trust, Inc. and Realty Income Corporation on September 6, 2012
99.3	Investor Presentation, dated as of September 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL TRUST, INC.

Date: September 6, 2012	By:	/s/ William M. Kahane
Name: William M. Kahane Title: Chief Executive Officer and President